Discontinued Operations and Assets Held for Sale	12 Months Ended
Dec. 31, 2018
Discontinued Operations And Disposal Groups [Abstract]
Discontinued Operations and Assets Held for Sale

Note 9. Discontinued Operations and Assets Held for Sale

(i) Assets held for sale and discontinued operations

Subsequent to the merger with Essentialis described above, the Company explored opportunities divest, sell or dispose of the CoSense, Neo Force, Inc. and Serenz businesses.

Under ASC 205-20-45-10, during the period in which a component meets the assets held for sale and discontinued operations criteria, an entity must present the assets and liabilities of the discontinued operation separately in the asset and liability sections of the balance sheet for the comparative reporting periods. The prior period balance sheet should be reclassified for the held for sale items. For income statements, the current and prior periods should report the results of operations of the component in discontinued operations when comparative income statements are presented.

The components of the Consolidated Balance Sheet accounts presented as assets and liabilities held for sale as of December 31, 2017 follow (in thousands).  There were no assets or liabilities held for sale as of December 31, 2018 after the deconsolidation of Capnia.

December 31, 2017
Current assets
Accounts receivable	$50
Inventory	420
Prepaid expenses and other current assets	46
Total current assets held for sale	$516
Long-term assets
Property and equipment, net	$20
Other intangible assets	446
Total long-term assets held for sale	$466
Current liabilities
Accounts payable	$51
Accrued compensation and other current liabilities	76
Total current liabilities for sale	$127
Long-term liabilities
Other long-term liabilities	$225
Total long-term liabilities held for sale	$225

The components of the Consolidated Statements of Operations presented as discontinued operations follow (in thousands).

	Year Ended December 31,
	2018	2017
Product revenue	$62	$735
Cost of product revenue	32	820
Gross profit (loss)	30	(85)
Expenses
Research and development	1,106	2,427
Sales and marketing	25	218
General and administrative	393	669
Total expenses	1,524	3,314
Operating loss	(1,494)	(3,399)
Other expense
Loss on sale of assets	—	(186)
Other expense	—	(8)
Total other expense	—	(194)
Net loss from discontinued operations	$(1,494)	$(3,593)

Stock-based compensation expense of approximately $76,000 and $120,000 was classified in discontinued operations for the years ended December 31, 2018 and 2017, respectively.

(ii) NFI Sale

On September 2, 2015, the Company established NeoForce, Inc. (“NFI”), a wholly owned subsidiary of the Company and through NFI, acquired substantially all of the assets of an unrelated privately held company NeoForce Group, Inc.(“NeoForce”).

On July 18, 2017, the Company completed the sale of stock of its 100% wholly-owned subsidiary, NFI, primarily related to the Company’s portfolio of neonatology resuscitation business pursuant to a Stock Purchase Agreement (the “Purchase Agreement”), dated as of July 18, 2017, with NeoForce Holdings, Inc. (“Holdings”), a 100% owned subsidiary of Flexicare Medical Limited, a privately held United Kingdom company, for $720,000 and adjustments for inventory and the current cash balances held at NFI. The Company also received the total outstanding accounts receivable and inventory held by NFI at the date of sale, as it was collected or sold, respectively. The transactions contemplated by the Purchase Agreement are a continuation of a process previously disclosed by the Company of evaluating strategic alternatives and focusing on the Company’s rare disease therapeutic business. The Purchase Agreement includes customary terms and conditions, including an adjustment to the purchase price based on inventory and accounts receivables, and provisions that require the Company to indemnify Holdings, to the maximum of $250,000, for certain losses that it incurs as a result of a breach by the Company of its representations and warranties in the Purchase Agreement and certain other matters, which indemnification obligation terminates once the statute of limitations expires. Proceeds from the sale are payable to the Company as follows: (1) a $720,000 payment to the Company in cash on July 18, 2017, (2) the value of outstanding accounts receivable as it is collected by NFI following July 18, 2017, payable on a monthly basis, and (3) the value of inventory as it is sold following July 18, 2017, payable on a monthly basis. The Purchase Agreement contains customary representations and warranties of each of the parties.

(iii) CoSense Joint Venture Agreement

In December 2017, the Company entered into a joint venture with OAHL with respect to its CoSense product by agreeing to sell shares of Capnia, its wholly-owned subsidiary, to OAHL. CoSense was Soleno’s first Sensalyze Technology Platform product to receive 510(k) clearances from the FDA and CE Mark certification. CoSense measures CO, which can be elevated due to endogenous causes such as excessive breakdown of red blood cells, or hemolysis, or exogenous causes such as CO poisoning and smoke inhalation. The first target market for CoSense is for the use of ETCO measurements to aid in detection of hemolysis in neonates, a disorder in which CO and bilirubin are produced in excess as byproducts of the breakdown of red blood cells. The Company’s entry into the joint venture results from a comprehensive review of strategic alternatives for its legacy products and product candidates following its transition to a primarily therapeutic drug product company. The terms of the Joint Venture Agreement provide that OAHL will invest up to a total of $2.2 million in Capnia’s common shares on an incremental quarterly basis commencing in December 2017. Going forward, OAHL will be responsible for funding a portion of the Capnia operations. The Joint Venture Agreement provided that Capnia would issue shares of common shares to OAHL based on a negotiated price of $1.00 per share when the cumulative investment made by OAHL equaled or exceeded $1.2 million. For financial reporting purposes, Capnia’s assets, liabilities and results of operations have historically been consolidated with those of the Company.

During October 2018, the Company and OAHL determined and agreed that the cumulative investment made by OAHL exceeded $1.2 million during the quarter ended September 30, 2018. Accordingly, on October 16, 2018, Capnia issued 1,690,322 shares of its common stock to OAHL, representing 53% of its outstanding shares. After the share issuance the Company no longer holds a controlling interest in Capnia and resulted in the deconsolidation of Capnia’s financial statements with those of the Company and a $2.0 million gain was recognized in the fourth quarter of 2018 as a result of the deconsolidation. Of this amount, $1.2 million relates to the remeasurement of the Company's retained interest in the joint venture to fair value which was measured based on the negotiated price of $1.00 per share for Soleno’s remaining ownership of 1,480,000 shares less a 23% discount for lack of control over Capnia. The total gain is included in other income from continuing operations on the Company's consolidated statements of operations. The remaining 47% investment in Capnia is classified as an equity method investment and presented as a Minority interest investment in former subsidiary in the consolidated balance sheet.